Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4832%



        Excess Protection Level
          3 Month Average 4.95%
          February, 1998 4.70%
          January, 1998  4.88%
          December, 1997 5.25%


        Cash Yield16.74%


        Investor Charge Offs 4.83%


        Base Rate 7.21%


        Over 35 Day Delinquency 5.04%


        Seller's Interest15.07%


        Total Payment Rate12.54%


        Total Principal Balance$34,488,564,555.67


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,197,230,037.18